EXHIBIT 13.1

                                  CERTIFICATION
                                       of
                            Periodic Financial Report
      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
                                  Section 1350

I, Agustin Gomez de Segura, President, Chief Executive Officer and Chief Financial Officer of Soil Biogenics Limited, hereby certify that the Annual Report on Form 20-F for the Fiscal Year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Soil Biogenics Limited

July 2, 2004.                       By: (s) Agustin Gomez de Segura
                                    -------------------------------
                                    Agustin Gomez de Segura
                                    President, CFO and Director


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